Exhibit 99.1

Corio Exceeds Profitability Goals on Record Revenue

Application Management Revenue Increases 66% Over First Quarter Last Year

SAN CARLOS, Calif.— April 22, 2003— Corio, Inc. (NASDAQ: CRIO), a leading enterprise application service provider, today reported results for the first quarter ended March 31, 2003. Revenue for the first quarter of 2003 was $19.0 million, a 45 percent increase over the $13.1 million reported for the same period in 2002. Application management services revenue for the first quarter of 2003 was $16.6 million, a 66 percent increase over the $10.0 million reported for the same period in 2002.

Net loss for the first quarter of 2003 was $2.8 million, or $0.05 per diluted share, compared to the net loss of $8.0 million, or $0.16 per diluted share, reported for the same period in 2002. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the first quarter of 2003 was $1.1 million, compared to an EBITDA loss of $5.1 million reported for the same period in 2002. This significant milestone marks Corio’s first full quarter of EBITDA profitability.

As of March 31, 2003, the total of cash, cash equivalents, restricted cash and short-term investments was $49.2 million, compared to $51.7 million at December 31, 2002. Cash generated by operations during the first quarter was $723,000, compared to cash generated by operations of $2.0 million during the quarter ended December 31, 2002.

“The first quarter’s results reflect several significant achievements by Corio —- we are very pleased to have reached EBITDA profitability during the quarter ahead of schedule, to have exceeded our revenue goals, and to have generated cash in operations for the second consecutive quarter,” said George Kadifa, chairman and CEO at Corio.

During the first quarter 2003, Corio succeeded in signing significant customer contracts including:

•	A Fortune 100 financial services company.
•	CBIZ (NASDAQ: CBIZ), a provider of outsourced business services to small and medium-sized companies throughout the United States.
•	Fleetwood Retail Corp., a wholly owned subsidiary of Fleetwood Enterprises, Inc. (NYSE: FLE), a Fortune 1000 company and leading provider of recreational vehicles and manufactured homes.
•	Kintana, an enterprise software company.
•	A large municipal Port Authority.
•	The Neil Jones Food Companies™ a packer and producer of premium California tomato products, custom formulated sauces, and Pacific Northwest fruit and concentrates for US and export customers.
•	Theravance, a pharmaceutical company pioneering the discovery and development of small molecule drugs using proprietary technology based on multivalency.
•	A large government agency.

During the quarter the company launched the Corio Applications on DemandTM platform, a flexible, ‘pay-as-you-go,’ utility service to reduce the capital costs, skill and time required to implement and manage enterprise applications.

Also during the first quarter, the Certified Corio Applications on Demand™ Partner program was launched. Partner firms who have recently joined the Certified Corio Applications on DemandTM Partner program include Akibia Consulting, Buck Harbor Technologies, Extraquest, Parker Management Consultants, Sierra Atlantic and Solix Systems.

“I want to thank the Corio employees, customers, and partners that contributed to the record first quarter results,” said Brett White, Chief Financial Officer. “The first quarter results reflect the successful integration and rationalization of the customer relationships acquired from Qwest and, as a result, include costs and revenue that will not recur in future quarters.”

Quarterly Conference Call

Management will host a conference call beginning at 2:00 p.m. PDT today to discuss the first quarter results and the business outlook. Interested parties may listen to the conference call via live broadcast over the Internet at http://www.corio.com/ir or over the telephone by dialing 719/457-2728 with passcode “Corio”. For those unable to participate in the live call, a replay will be available beginning at 5:00 p.m. PDT after conclusion of the call and continuing through April 29, 2003. The replay number is 719/457-0820, with confirmation code 583104. A replay of the conference call will also be available for 30 days on the Company’s Web site.

About Corio, Inc.

Corio, Inc. (NASDAQ: CRIO) is a leading enterprise application service provider (ASP). Corio Applications on Demand™ delivers enterprise applications from leading independent software vendors for a fixed monthly fee. Corio provides infrastructure, applications management, consulting services, and Corio iSRVCE technology resource management (TRM) software. Additional information about Corio is available at http://www.corio.com.

Corio is a registered trademark of Corio, Inc. Applications on Demand, iSRVCE and SRVCE are trademarks of Corio, Inc. All other product and company names mentioned herein may be the trademarks of their respective owners

FORWARD-LOOKING STATEMENTS:

Matters discussed in this release involving expectations, beliefs, plans, projections, intentions, future events or strategies are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under their safe-harbor provisions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements herein include statements regarding Corio’s future financial and operating performance, any implication that future financial and operating performance is predictable based on the results in the first quarter, statements regarding future efficiencies in our business, services to be performed for certain customers, and the benefits to Corio and its customers of Corio Applications on Demand and the Certified Corio Applications on Demand Partner Program. Some of the specific factors that may cause actual results to differ include, among others: the fact that Corio operates in a new industry with a rapidly-evolving business model, the fact that visibility into future financial and operating performance in the current environment is poor, the fact that the structure of relationships may change and relationships may terminate, the fact that certain customers terminated or are terminating their relationships with Corio during the first and second quarters and this will have an adverse effect on Corio’s financial results going forward, the fact that Corio may change its strategy regarding Corio Applications on Demand and the Certified Corio Applications on Demand Partner Program and the fact that these programs are new and untested, and the fact that customers may not pay Corio as expected. Additional risks that could cause actual results to differ materially from those projected are discussed in our public filings with the Securities and Exchange Commission which are available at the Securities and Exchange Commission’s website (http://www.sec.gov). Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Corio undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Investor Relations Contact:

Arthur Chiang

Senior Vice President, Investor Relations

Corio, Inc.

achiang@corio.com

650-232-3171

CORIO, INC.

BALANCE SHEETS

(in thousands)

(unaudited)

	March 31, 2003	December 31, 2002
ASSETS

Current assets:
Cash and cash equivalents	$17,146	$26,908
Short-term investments	24,298	17,031
Accounts receivable	4,086	6,109
Prepaid expenses and other assets	3,276	3,421

Total current assets	48,806	53,469

Restricted cash	7,717	7,717
Property and equipment and other assets	16,361	19,106

Total assets	$72,884	$80,292

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$16,038	$19,484
Deferred revenue	2,865	2,636
Other current liabilities	2,986	4,732

Total current liabilities	21,889	26,852

Long-term liabilities	3,792	4,025

Total liabilities	25,681	30,877

Stockholders’ equity	47,203	49,415

Total liabilities and stockholders’ equity	$72,884	$80,292

CORIO, INC.

STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2003	2002
Revenues:
Application management services	$16,629	$10,025
Professional services and other	2,374	3,066

Total revenues	19,003	13,091

Costs and Expenses:
Application management services	13,213	9,041
Professional services and other	2,013	3,723
Research and development	1,350	2,040
Sales and marketing	2,127	3,164
General and administrative	2,386	3,030
Amortization expenses	807	374

Total operating expenses	21,896	21,372

Loss from operations	$(2,893)	$(8,281)

Interest and other income	73	270

Net Loss	$(2,820)	$(8,011)

Basic and diluted net loss per share	$(0.05)	$(0.16)

Shares used in computation-basic and diluted	54,995	51,367

	Three Months Ended March 31,
	2003	2002
EBITDA (1):

Net loss	$(2,820)	$(8,011)
Amortization expenses	807	374
Interest and other income	(73)	(270)
Depreciation	3,210	2,839

EBITDA	$1,124	$(5,068)

(1)    In order to fully assess the Company’s financial operating results, management believes that EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization), is an appropriate measure of the operating performance of the Company. However, this supplementary financial data should be considered in addition to, not as a substitute for or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

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